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                                                                  Exhibit 23(j)


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services - Other Service Providers" and "General Information - Counsel and Auditors" and to the use of our report dated December 10, 1998 incorporated by reference on this Registration Statement (Form N-1A No. 33-3706) of DLJ Winthrop Focus Funds.

                                        /s/ Ernst & Young LLP
                                        ---------------------
                                        Ernst & Young LLP

New York, New York
February 18, 1999